Exhibit 99.5

WII WALDING INTERNATIONAL INC.

David C. Dingwall
President

November 4, 2002

Mr. George Lee
Chairman and Chief Executive Officer
China Xin Network Media Corporation
3767 Thimens Boulevard
Suite 226
Ville Saint-Laurent, QC
H4R 1W4

VIA FACSIMILE; 514-398-9901

Dear George:

     This letter is further to our discussions in the last number of weeks. Accordingly, I am tendering my resignation as a member of the Board of Directors of CXN, effective November 4th, 2002. As you will note, I am forwarding a copy of this letter to our solicitor, Mr. Bruce Taub, for his information.

Yours very truly,

/s/ DAVID C. DINGWALL
---------------------
David C. Dingwall

Cc: Bruce Taub